UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2014

Ally Financial Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-3754	38-0572512
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Renaissance Center

P.O. Box 200

Detroit, Michigan

48265-2000

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 710-4623

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 24, 2014, Ally Financial Inc. (“Ally”) entered into an Underwriting Agreement incorporating Ally’s Underwriting Agreement Standard Provisions (Debt Securities) (together, the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several Underwriters named therein (the “Underwriters”), pursuant to which Ally agreed to sell to the Underwriters $300,000,000 aggregate principal amount of 3.250% Senior Notes due 2017 (the “2017 Notes”) and $700,000,000 aggregate principal amount of 5.125% Senior Notes due 2024 (the “2024 Notes and, together with the 2017 Notes, the “Notes”). The Notes were registered pursuant to Ally’s shelf registration statement on Form S-3 (File No. 333-193070) (the “Registration Statement”), which became automatically effective on December 24, 2013.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriters, and termination and other customary provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Notes will be issued pursuant to an Indenture dated as of as of July 1, 1982, as supplemented and amended by the first supplemental indenture dated as of April 1, 1986, the second supplemental indenture dated as of June 15, 1987, the third supplemental indenture dated as of September 30, 1996, the fourth supplemental indenture dated as of January 1, 1998, and the fifth supplemental indenture dated as of September 30, 1998 (the “Indenture”) between the Company and The Bank of New York Mellon (successor to Morgan Guaranty Trust Company of New York), as trustee, and an action of the executive committee of Ally dated as of September 24, 2014. The Indenture and the Form of Notes are each filed as exhibits to the Registration Statement.

    Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Report.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated as of September 24, 2014, among Ally Financial Inc. and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several Underwriters named therein (including Ally’s Underwriting Agreement Standard Provisions (Debt Securities)).

4.1	Action of the Executive Committee of Ally Financial Inc. dated as of September 24, 2014.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Date:	September 29, 2014	By:	/s/ David J. DeBrunner
			Name:	David J. DeBrunner
			Title:	Vice President, Chief Accounting Officer and Controller